SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

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                   Deutsche Enhanced Commodity Strategy Fund

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The following replaces similar information under the "PART I: APPENDIX I-E -
SERVICE PROVIDER COMPENSATION" section of the fund's Statement of Additional
Information:

DEUTSCHE ENHANCED COMMODITY STRATEGY FUND



The following waivers are currently in effect:


The Advisor has contractually agreed for the period October 1, 2016 through October 31, 2016 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.30%, 2.05%, 0.99% and 1.10% for Class A, Class C, Institutional Class and Class S, respectively; and for the period November 1, 2016 through September 30, 2017 at 1.35%, 2.10%, 0.99% and 1.15% for Class A, Class C,
Institutional Class and Class S, respectively. Also, the Advisor has contractually agreed for the period October 1, 2016 through May 31, 2017 to waive fees and/or reimburse fund expenses to the extent necessary to maintain the fund's total annual operating expenses at 0.95% for Class R6; and for the period June 1, 2017 through September 30, 2017 at 0.99%. The agreement may only be terminated with the consent of the fund's Board.


               Please Retain This Supplement for Future Reference




October 5, 2016
SAISTKR-281

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